Exhibit 99-1

N. Blumenfrucht CPA PC
1040 East 22nd Street
Brooklyn New York 11210
Tel.- 718-692-2743
Fax -718-692-2203

May 1, 2009

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Commissioners:

We have read the statements made by VGTel, Inc. (copy attached), which we understand will be filed with the Securities and Exchange Commission, pursuant to Item 4.01 of Form 8-K, as part of the Form 8-K of VGTel, Inc. to be filed.  We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,
/s/ N. Blumenfrucht, CPA PC